                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)               AUGUST 29, 2000



                             PC SERVICE SOURCE, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                         0-23686                       52-1703687
(State or other jurisdiction of  (Commission File Number)  (I.R.S. employer identification no.)
 incorporation or organization)


                  2350 VALLEY VIEW LANE, DALLAS, TEXAS                    75234
                  (Address of principal executive offices)              (Zip Code)



                                 (972) 481-4000
              (Registrant's Telephone Number, Including Area Code)





                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On August 29, 2000, PC Service Source, Inc., a Delaware corporation (the "Company"), filed voluntary petitions for the Company and its wholly-owned subsidiary, Cyclix Engineering Corporation d/b/a PC Service Source Repair Services, for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division. Attached as Exhibit 99.1 is a copy of the Company's press release announcing the filing, which is incorporated herein by reference. Due to the recent bankruptcy filing and the discontinuance of the parts sales business, the Company is in the process of determining the appropriate accruals and charges to be recorded and, accordingly, will not be releasing its second quarter results or filing its 10-Q for the second quarter until those determinations have been made.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1    -- Press Release, dated August 29, 2000. *



--------------------
         * Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2000               PC SERVICE SOURCE, INC.



                                      By:  /s/ Morti Tenenhaus
                                           ----------------------------------
                                           Morti Tenenhaus, President and Chief
                                           Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                EXHIBIT
-------                               -------
99.1           -- Press Release, dated August 29, 2000.*


--------------------
    * Filed herewith.